UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):  October 1, 2024

Freshpet, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36729	20-1884894
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1545 US-206 Bedminster, New Jersey	07921
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:  201 520-4000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
___________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	FRPT	The NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Freshpet, Inc. (the “Company”) held on October 1, 2024 (the “Effective Date”) the Company’s stockholders approved the Freshpet, Inc. 2024 Equity Incentive Plan (the “2024 Equity Plan”). The full text of the 2024 Equity Plan as approved by the stockholders was filed as Appendix B to the definitive proxy statement filed by the Company with the Securities and Exchange Commission (the “SEC”) on August 22, 2024 (the “Proxy Statement”).

The terms of the 2024 Equity Plan replace the terms of the Freshpet, Inc. Second Amended and Restated 2014 Omnibus Incentive Plan, as amended (the “Prior Plan”), and awards made under the 2024 Equity Plan will be made consistent with the terms of such plan. No additional grants will be made under the Prior Plan on or after the Effective Date. In addition, as of the Effective Date, the shares of the Company’s common stock, par value $0.001 per share (“Common Stock”) underlying the Prior Plan are longer available for grant, are not newly available under the 2024 Equity Plan and will be retired. Outstanding grants under the Prior Plan will continue to be in effect according to their terms.

The 2024 Equity Plan is a long-term incentive plan, pursuant to which awards may be granted to employees, non-employee directors, and consultants of the Company or its subsidiaries, including stock options (including incentive stock options and non-qualified stock options), stock appreciation rights, stock awards, stock units, and other stock-based awards. As of the Effective Date, the 2024 Equity Plan is the only plan under which new equity awards may be granted to the Company’s employees and other service providers.

Subject to adjustment as described therein, the 2024 Equity Plan authorizes the issuance or transfer of up to 1,450,000 shares of Common Stock. As of the Effective Date, Common Stock underlying any outstanding award granted under the Prior Plan that expires, or is terminated, surrendered, cancelled, exchanged, or forfeited for any reason without issuance of such shares will be available for new grants under the 2024 Equity Plan. The 2024 Equity Plan also includes the following features: (i) no “evergreen” provision, meaning that the share reserve may not be increased without further stockholder approval; (ii) a cap on the maximum aggregate grant date value of Common Stock granted to any non-employee director in a calendar year, together with cash fees earned by such non-employee director during the year, that cannot exceed $750,000 in total value, subject to adjustment; (iii) provisions for eligibility, vesting and minimum vesting requirements; (iv) customary equitable adjustment provisions that the Compensation Committee (the “Committee”) of the Board of Directors of the Company  (the “Board”) may undertake to adjust for certain corporate transactions, extraordinary events or to avoid dilution; (v) change of control provisions; and (vi) certain other features as described in the 2024 Equity Plan.

Because future grants of awards under the 2024 Equity Plan are subject to the discretion of the Board or Committee, the amount and terms of future awards to particular participants or groups of participants are not determinable at this time.

This summary of the 2024 Equity Plan does not purport to be complete and is subject to, and qualified in its entirety, by reference to the full text of the 2024 Equity Plan, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders considered four proposals, each of which is described in more detail in the Company’s Proxy Statement.  The final results for each proposal presented at the Annual Meeting are set forth below:

(1) Election of Directors. All nominees were elected to serve on the Board of Directors pursuant to the following votes:

DIRECTOR	FOR	AGAINST	ABSTAIN
David B. Biegger	41,165,011	137,349	26,866
Daryl G. Brewster	40,266,863	1,036,823	25,540
Jacki S. Kelley	40,464,663	775,536	89,027
Timothy R. McLevish	41,119,866	138,996	70,364

There were 2,856,494 broker non-votes with respect to this matter.

(2) Approval of the 2024 Equity Incentive Plan. The 2024 Equity Incentive Plan proposal was approved with the following votes:

FOR	AGAINST	ABSTAIN
40,170,850	1,132,674	25,702

There were 2,856,494 broker non-votes with respect to this matter.

(3) Ratification of Appointment of Independent Registered Public Accounting Firm. The appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2024 was ratified with the following votes:

FOR	AGAINST	ABSTAIN
43,896,020	263,293	26,407

There were no broker non-votes with respect to this matter.

(4) Approval, by Non-Binding Advisory Vote, of the Compensation of the Company’s Named Executive Officers. The Say-on-Pay advisory proposal to approve executive compensation was approved with the following votes:

FOR	AGAINST	ABSTAIN
40,404,958	890,056	34,212

There were 2,856,494 broker non-votes with respect to this matter.

Item 5.08.	Shareholder Director Nominations.

At the Annual Meeting, the Board determined that the Company’s 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”) will be held on June 24, 2025, at 9:00 a.m., Eastern Time. The time and location of the 2025 Annual Meeting, as well as the record date for the determination of stockholders entitled to receive notice of and to vote at the 2025 Annual Meeting, will be as set forth in the Company’s definitive proxy statement for the 2025 Annual Meeting to be filed with the SEC.

Due to the fact that the date of the 2025 Annual Meeting has been changed by more than 30 days from the anniversary date of the 2024 Annual Meeting, the Company is providing the due date for submission of any qualified stockholder proposal or qualified stockholder nominations.
Nomination of Director Candidates:  Our Company’s Amended and Restated Bylaws (the “Bylaws”) provide that in the event that the date of the 2025 Annual Meeting is more than 30 days before or more than 60 days after the anniversary date of the 2024 Annual Meeting, then pursuant to our Bylaws, notice by a stockholder must be delivered to us no earlier than the close of business on the 120th day prior to the 2025 Annual Meeting and no later than the later of (i) the close of business on the 90th day prior to the 2025 Annual Meeting and (ii) the close of business on the

10th day following the date on which public announcement of the date of the 2025 Annual Meeting is first made. The notice must contain the information required by, and otherwise comply with, our Bylaws, and should be addressed to: Freshpet, Inc., 1545 US-206, Bedminster, NJ 07921, Attention: Corporate Secretary.  As a result, you must deliver notice of a nomination to us no earlier than the close of business on February 24, 2025 and no later than the close of business on March 26, 2025 in order to nominate a candidate for election to the Board at our 2025 Annual Meeting.
Universal Proxy Rules: In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 25, 2025, which date is the later of 60 calendar days prior to the date of the 2025 Annual Meeting or the 10th calendar day following public announcement by the Company of the date of the 2025 Annual Meeting.
Proxy Access: Under the Company’s proxy access Bylaws provision, a stockholder or a group of no more than twenty (20) stockholders owning three percent (3%) or more of the voting power of the Company's outstanding capital stock continuously for at least three (3) years may nominate and include in the Company's proxy statement for an annual meeting director nominees constituting up to the greater of two (2) individuals or twenty percent (20%) of the number of directors in office, provided the stockholders satisfy the requirements specified in the Bylaws. To be timely for the 2025 Annual Meeting, such nominations must be submitted in writing and received by our Corporate Secretary no earlier than the close of business on December 1, 2024 and no later than the close of business on December 31, 2024.
Rule 14a-8 Stockholder Proposals: To be considered for inclusion in our proxy statement for the 2025 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act, the Company must receive notice of a stockholder proposal on or before December 31, 2024, which the Company has determined to be a reasonable time before it expects to begin to print and send its proxy materials in accordance with Rule 14a-5(f) and Rule 14a-8(e) under the Securities Exchange Act of 1934, as amended. The proposal must comply with the SEC rules regarding eligibility for inclusion in our proxy statement, and should be addressed to: Freshpet, Inc., 1545 US-206, Bedminster, NJ 07921, Attention: Corporate Secretary.
Non-Rule 14a-8 Stockholder Proposals: If you intend to present a proposal at an annual meeting other than by submitting a stockholder proposal for inclusion in our proxy statement for that meeting pursuant to Rule 14a-8 under the Exchange Act, our Bylaws require you to give notice at least 90 days, but no more than 120 days, prior to the date of the 2025 Annual Meeting. As a result, in order to present a proposal in this manner at the 2025 Annual Meeting, you must deliver notice of a proposal to us no earlier than the close of business on February 24, 2025 and no later than the close of business on March 26, 2025 in order to present it at the 2025 Annual Meeting. The notice must contain the information required by, and otherwise comply with, our Bylaws, and should be addressed to: Freshpet, Inc., 1545 US-206, Bedminster, NJ 07921, Attention: Corporate Secretary.

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description of Exhibit
10.1*	Freshpet, Inc. 2024 Equity Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
__________________
* Exhibits marked with an asterisk are filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRESHPET, INC.

Date: October 4, 2024	By:	/s/ Todd Cunfer
Name: Todd Cunfer
Title: Chief Financial Officer